Q4 & Full Year 2025 EARNINGS PRESENTATION Transforming Precision and Powering the Next Generation of Innovation

FORWARD LOOKING STATEMENTS 2 This presentation contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our financial outlook for the full year of fiscal 2026, the impact of, and our ability to execute, our corporate strategies and business initiatives, the potential impact tariffs, high interest rates, high metal costs and additional economic uncertainties may have on our financial statements and results of operations, and the results and timing of our strategic review process. Forward- looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “growth,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project,” “achieve,” “enable,” “improve,” or the negative of those terms, and similar words, phrases or expressions that convey uncertainty of future events or outcomes. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; inflationary pressures and material changes in the cost or availability of raw materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the restrictions contained in our debt agreements; the level of our indebtedness and our ability to obtain financing at favorable rates, if at all, or to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; the impact of climate change on our operations; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; uncertainty of government policies and actions in respect to global trade and tariffs, including the potential impacts of tariffs on the United States economy, the economy of other countries in which we conduct operations and our industry, cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in NN, Inc.'s (the "Company") filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this presentation and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. In this presentation, we use the following non-GAAP measures: adjusted gross margin, adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow. See the Appendix to this presentation for definitions of each non-GAAP measure and reconciliations to the most comparable GAAP measure.

Harold Bevis Chief Executive Officer Chris Bohnert Chief Financial Officer Today’s Speakers 3 Tim French Chief Operating Officer

New Wins Program Working • >$200M of wins over 3 years • Record program launches in 2026; pipeline stands at >$800M • Recently achieved 1st win in data centers Successful Portfolio Evolution Underway • Shifting sales profile towards higher-value markets and capabilities, away from commodity auto • Fixing or exiting unprofitable plants & businesses, replaced with new wins in desirable areas 2026: Return to Top-Line Growth • 2026 forecasted to return to net sales growth • Global volatility remains – tariffs, precious metals, geopolitical unrest, etc. Key Highlights Cash Flow Use Migrating to Investment in New Business • Operational restructuring work now largely complete • Able to fund more capex-based growth, however constrained by capital structure 3rd Consecutive Year of Improved Results • Adj. EBITDA near recent highs • Adj. Operating Income shows significant improvement • Heavy spending portion of transformation has largely been completed 4

Key Metrics – Q4 and Full Year 2025

1

Net Sales: Q4 $104.7M; FY $422.2M

(-) FX, volume rationalization, auto weakness

(+) Growth in Power Solutions, new program launches, pricing

2

Adj. Op. Income: Q4 $3.3M; FY $14.2M

- Full-year results up 2.8x vs. 2024
- Created leaner operating model

3

Adj. EBITDA: Q4 $12.9M; FY $49.0M

- Near all-time highs on lower sales
- FY'25 margins +120 bps
- Guiding for steady growth in FY'26

4

New Business: Q4: ~$26M; FY: ~$70M

- New wins in concentrated strategic markets
- Wins carrying gross margins of >25%

5

Adj. Gross Margin: Q4 18.8%; FY 18.5%

- Trending to 5-year target of 20%
- Operating performance and portfolio shift driving margin expansion

6

Cost-Out / Operational Leadership

- SG&A declined to 10.9% of sales
- Achieved net cost-out target of $15M
- Combating record precious metals inflation

BEYOND RELIABLE

5

6 2026 Outlook is Stronger than 2025 • Revenue growth is expected, and is multi-faceted - Electric grid, data center, defense, electronics – all growing both in Q1 and full year - Global auto slightly growing but with region-specific outlooks, commercial vehicle growing in 2nd half of 2026 • Gross Margin and EBITDA will increase and be balanced across multiple areas - Increased volumes, $10M cost-out program, accretive portfolio of new business launches • US auto parts market (23% of revenue) will remain volatile - Auto production growth, but continued supply chain confusion from global tariff wars, EV to ICE resets, vehicle affordability, EPA resets, Middle Eat war, etc. • Upsizing new business growth program to $70M - $80M - Will reinvest a higher portion of capex into stronger growth programs - Foundational large wins and ramp-ups underway in both medical and defense that are intended to unlock further potential upon successful launches Excited for 2026 and Q1 2026 is on Track

($millions) Q4’24 Q4’25 Δ Net Sales $106.5 $104.7 ($1.8) Adj. Operating Income (Loss) $2.4 $3.3 +$0.9 Adj. EBITDA $12.1 $12.9 +$0.8 Adj. EBITDA Margin % 11.3% 12.3% +100 bps Fourth Quarter 2025 – Financial Results Summary Q4 2025 Financial Results vs. Q4 2024 7 $12.1 $12.9 Adjusted EBITDA & Margin (%) Q4'24 Q4'25 $106.5 $104.7 Net Sales Q4'24 Q4'25 12.3%11.3% ($ millions) Rationalized Volume FX Δ ($5.4) $2.2 ($3.2) $1.1 -- $1.1 -- ($0.3) ($0.3) Q4’24 Q4’25 Δ $103.3 $104.7 +$1.4 $3.5 $3.3 ($0.2) $11.8 $12.9 +$1.1 11.4% 12.3% +110 bps $11.8 $12.9 Pro forma Adjusted EBITDA & Margin (%) Q4'24 Q4'25 $103.3 $104.7 Pro forma Net Sales Q4'24 Q4'25 ($ millions) As Reported Adjustments Pro forma / Normalized 12.3%11.4%

($millions) FY’24 FY’25 Δ Net Sales $464.3 $422.2 ($42.1) Adj. Operating Income $5.1 $14.2 +$9.1 Adj. EBITDA $48.3 $49.0 +$0.7 Adj. EBITDA Margin % 10.4% 11.6% +120 bps Full-Year 2025 – Financial Results Summary FY 2025 Financial Results vs. FY 2024 8 $48.3 $49.0 Adjusted EBITDA & Margin (%) FY'24 FY'25 $464.3 $422.2 Net Sales FY'24 FY'25 11.6%10.4% ($ millions) Sale of Lubbock Rationalized Volume FX Δ ($11.3) ($22.5) ($0.8) ($34.6) ($1.3) $3.3 ($0.1) $1.9 ($1.5) ($0.1) $0.1 ($1.5) FY’24 FY’25 Δ $429.7 $422.2 ($7.4) $7.0 $14.2 +$7.2 $46.8 $49.0 +2.2 10.9% 11.6% +70 bps $46.8 $49.0 Pro forma Adjusted EBITDA & Margin (%) FY'24 FY'25 $429.7 $422.2 Pro forma Net Sales FY'24 FY'25 ($ millions) As Reported Adjustments Pro forma / Normalized 11.6%10.9% Note: Differences between the sum of segment sale and consolidated sales reflect the elimination of intercompany transactions

Power Solutions / Stamped Products Net Sales: $45.5M, up $5.9M, or +14.9% (+) Higher precious metal prices, favorable FX effects (+) Growth in defense and electronics Adjusted EBITDA: $6.4M, up $0.8M, or +14.0% (+) Sales growth, better mix, higher margins (+) Operational cost reductions New Business: $3.1M in Q4’25; $13.2M for FY’25 • Wins concentrated in electrical, defense & electronics products • Invested in expanded growth agenda for electrical markets • Aggressive actions taken to upsize future commercial performance 9Note: Comparisons are versus Q4 2024 results $39.6 $45.5 Q4'24 Q4'25 Pro forma Net Sales ($millions) $169.6 $178.6 FY'24 FY'25 $5.6 $6.4 Q4'24 Q4'25 Pro forma Adjusted EBITDA & Margin (%) ($millions) $27.7 $30.7 FY'24 FY'25 14.0%14.0% 17.2%16.3%

Mobile Solutions / Machined Products

Net sales: $59.3M, down $4.5M, or (9.3%)

(-) Rationalized underperforming business at plants undergoing consolidation
(-) Lower automotive sales in North America, mostly intentional
(+) Partially offset by favorable FX effects

Adjusted EBITDA: $10.0M, Flat Y/Y

(+) Shed no-profit sales, better resultant mix, lower cost
(-) Rationalized underperforming business, customer program, and plants

New Business: $26.3M in Q4'25; $58.6M for FY'25

- 108 discrete wins - winning for machined parts for medical and defense markets
- Wins in high-quality automotive for next-gen ICE fuel efficiency
- Adjusted capex to align sales rates and program launches in early 2026

Pro forma Net Sales
($millions)



$63.8
$59.3
Q4'24
Q4'25
$269.0
$244.0
FY'24
FY'25

Pro forma Adjusted EBITDA & Margin (%)
($millions)



$9.7
15.3%
$10.0
16.9%
Q4'24
Q4'25
$34.9
13.0%
$33.5
13.7%
FY'24
FY'25

BEYOND RELIABLE

Note: Comparisons are versus Q4 2024 results

10

▪ $200M of new business wins over trailing 3 years ▪ 27% average gross margin % on new wins ▪ >$800M pipeline pursued by global team of ~40 people ▪ Noteworthy wins in defense, weapons, medical, data center, electronics Winning and Launching New Business Continues >$200M 0 50 100 150 200 250 $0M $25M $50M $75M Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Quarterly & Cumulative Wins (at peak $ value rates) Rolling Program Launches (at peak $ annual rates) ▪ 2026 will be a record year of sales growth program launches ▪ ~100 programs expected to launch in 2026, pulling up growth capex some ▪ Launches are margin accretive, strengthening sales mix ▪ Stronger structural profitability, lower auto exposure 11 $Millions $62.5M 2025 H1'26 H2'26 H1'27 $109.5M $116.1M $123.4M

Long-Term Roadmap 12 20% 2025 2030 Net Sales & Adj. Gross Margin 12.3% 15% 2025 2030 Adj. EBITDA & Margin $49M $80M 7% CAGR 10% CAGR ▪ ~5% market growth plus additional 2% growth from share gains focused on electric grid, data centers, defense, electronics, medical ▪ Continue lowering portion of Company attached to commodity auto parts ▪ Continue ~$10M/yr cost actions to offset inflation and price pressures ▪ Focus areas are robotics, AI / automation equipment, material / vendor substitution $600M $422M 18.5% On Track for Goals

Market Outlooks are Strengthening in 2026 13 Market % Sales* NN Outlook Comments Electrical Grid / Data Center 16% • Market to remain strong • NN will see strong growth across FY’26 Auto – China 13% • Production & sales remain solid • Strong part of NN portfolio – China & export Commercial Vehicle 13% • Expecting market growth to return starting in 2H’26 Defense & Electronics 10% • NA market to remain strong • NN will see strong growth across FY’26 Industrial 9% • Expect US GDP+ growth rate • Focusing on innovation Medical 3% • Market to remain steady and growing • Increasing breadth of team; strong pipeline Global Auto (N. America, S. America, Europe) 36% • Continued mix shift towards high end • Goal is to hold net sales flat over time (*): % of 2025 net sales

14 Engaged with advisors for financial and strategic options review Strategic committee ongoing 1 2 3 • Pace and magnitude of improvement is constrained by capital structure Financial Structure & Strategic Options Review Long-term, sustainable shareholder value is priority

2026 Outlook & Guidance 15 Net Sales of $445 - $465 million • Reflects benefit of strengthening markets, new wins launching in 2026 • Sales growth balanced throughout the year, beginning in Q1 Adjusted EBITDA of $50 - $60 million • Higher contribution margins from volume growth and better resultant mix • Continued cost-out program to more than offset inflation and pricing New Business Wins of $70 - $80 million Financial guidance assumes: • Values may vary based on metals cost • Current FX rates • Long term goal is $600M of sales from market growth and new wins program • Pipeline exceeds $800M; key personnel targeting electrical, data centers, defense, electronics, medical 1 3 2

16 Appendix

17 The Company discloses in this presentation the non-GAAP financial measures of adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign- exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted gross margin represents GAAP gross profit, adjusted to exclude the effects of restructuring and integration expense and non-operational charges related to acquisition and transition expense. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted gross margin is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP gross margin. (b) Non-GAAP adjusted income (loss) from operations represents GAAP income (loss) from operations, adjusted to exclude the effects of restructuring and integration expense; non-operational charges related to acquisition and transition expense, intangible amortization costs for fair value step-up in values related to acquisitions, non-cash impairment charges, and when applicable, our share of income from joint venture operations. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income (loss) from operations is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from operations. (c) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. (d) This line item reflects the aggregate tax effect of all non-GAAP adjustments reflected in the respective table. The Company estimates the tax effect of the adjustment items identified in the reconciliation schedule above by applying the applicable statutory rates by tax jurisdiction unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment. (e) Non-GAAP adjusted net income (loss) represents GAAP net income (loss) adjusted to exclude the tax-affected effects of charges related to acquisition and transition costs, foreign exchange gain (loss) on inter-company loans, restructuring and integration charges, amortization of intangibles costs for fair value step-up in values related to acquisitions and amortization of deferred financing costs, non-cash impairment charges, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, costs related to divested businesses and litigation settlements, income (loss) from discontinued operations, and preferred stock cumulative dividends and deemed dividends. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income e (loss) from segment operations is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. Non-GAAP Financial Measures Footnotes

18 Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit and Gross Margin

19 Consolidated reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

20 Segment reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

21 Consolidated reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

22 Segment reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

23 Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Loss per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

24 Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Loss per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

25 Reconciliation of Operating Cash Flow to Free Cash Flow

Thank You 26 Joe Caminiti or Abe Plimpton NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts